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                                                                   EXHIBIT 10.01







                                 ALUMAX INC.
                             EXCESS BENEFIT PLAN

                      Effective as of November 15, 1993
                       and as Amended on August 3, 1995
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                                 ALUMAX INC.
                             EXCESS BENEFIT PLAN

                              TABLE OF CONTENTS

                                                                        PAGE
                                  ARTICLE I
                            ESTABLISHMENT OF PLAN
 ..........................................................................1


                                  ARTICLE 2
                                 DEFINITIONS
Account...................................................................2
Beneficial Owner..........................................................2
Beneficiary...............................................................2
Board.....................................................................3
Change in Control.........................................................3
Code......................................................................5
Committee.................................................................5
Company Contribution......................................................5
Compensation..............................................................5
Effective Date............................................................5
Participant...............................................................6
Participant Account.......................................................6
Participant Contribution..................................................6
Plan......................................................................6
Plan Year.................................................................6
Prior Plan................................................................6
Retirement Plan...........................................................6
Thrift Plan...............................................................7
Valuation Date............................................................7


                                  ARTICLE 3
                                PARTICIPATION

3.01    Participation in Excess Thrift Plan Benefits......................8
3.02    Participation in Excess Retirement Plan Benefits..................8


                                  ARTICLE 4
                         EXCESS THRIFT PLAN BENEFITS

4.01    Participant Accounts..............................................9
4.02    Participant Contributions.........................................9
4.03    Company Contributions.............................................9
4.04    Vesting..........................................................10
4.05    Payment of Benefits..............................................10
4.06    Timing of Distributions..........................................11

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                                  ARTICLE 5
                       EXCESS RETIREMENT PLAN BENEFITS

5.01    Accrual of Retirement Benefits...................................12
5.02    Surviving Spouse and Child Benefits..............................12
5.03    Vesting..........................................................12
5.04    Payment of Benefits..............................................12
5.05    Changes in Beneficiaries.........................................13

                                  ARTICLE 6
                              GENERAL PROVISIONS

6.01    Funding..........................................................14
6.02    Modification, Amendment, Etc.....................................14
6.03    Termination and Discontinuance...................................14
6.04    Administration and Interpretation................................15
6.05    Appointment of Subcommittees.....................................15
6.06    No Contract of Employment........................................15
6.07    Facility of Payment..............................................15
6.08    Withholding of Taxes.............................................15
6.09    Nonalienation....................................................16
6.10    Construction.....................................................16
6.11    Defined Terms....................................................16

                                    - ii -





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                                  ALUMAX INC.
                              EXCESS BENEFIT PLAN


                                   ARTICLE 1
                             ESTABLISHMENT OF PLAN

       Alumax Inc. hereby establishes, effective as of November 15, 1993, a deferred compensation plan which shall be known as the Alumax Inc. Excess Benefit Plan. The purpose of the Plan is to provide pension benefits for those employees whose retirement benefits and contributions under the Retirement Plan For Salaried Employees of Alumax Inc. and its Subsidiaries (hereinafter the "Retirement Plan") and the Alumax Inc. Thrift Plan For Salaried Employees (hereinafter the "Thrift Plan") are reduced because of the non-discrimination requirements of Sections 401(a)(4) and 410(b) of the Internal Revenue Code and limitations imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code.

       Upon the Effective Date, the liability for accrued benefits under the AMAX Inc. Excess Benefit Plan (the "Prior Plan") corresponding to the interests of employees of the Company (excluding former employees of AMAX Inc. who become employees of the Company and whose accrued benefits under the Prior Plan are paid out by AMAX Inc.) will be transferred to and assumed by the Plan. Participants shall receive credit for all service recognized under the Prior Plan, and accrued benefits under the Prior Plan shall become such Participants' accrued benefits under this Plan except to the extent of any accrued benefits under the Prior Plan that are paid out by AMAX Inc.

       The Company intends that the benefits provided pursuant to the Plan shall be unfunded and that no Participant's rights to benefits under the Plan shall be greater than the rights of unsecured general creditors of the Company. However, nothing herein shall prevent the Company from establishing appropriate bookkeeping reserves (which are required herein), trust accounts, life insurance contracts, or other funding and accounting mechanisms to discharge the Company's obligations under the Plan provided that such funding or bookkeeping mechanisms do not create rights for Plan Participants which will result in constructive receipt of Plan benefits for income tax purposes or will cause the Plan not to be deemed unfunded under Sections 4(a)(5) or 401(a)(1) of the Employee Retirement Income Security Act of 1974 ("ERISA").


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                                   ARTICLE 2
                                  DEFINITIONS


     Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

     Account shall mean a bookkeeping account maintained by the Company to which shall be credited contributions and adjusted as provided in Article 4.

     Beneficial Owner, with respect to any securities, shall mean any person who, directly or indirectly, has or shares the right to vote or dispose of such securities or otherwise has "beneficial ownership" of such securities (within the meaning of Rule 13d-3 and Rule 13d-5 (as such Rules are in effect on February 1, 1991 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that (i) a person shall not be deemed the Beneficial Owner of any security as a result of any agreement, arrangement or understanding to vote such security (x) arising solely from a revocable proxy or consent solicited pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the rules and regulations thereunder or (y) made in connection with, or otherwise to participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the rules and regulations thereunder, in either case described in clause (x) or clause (y) above whether or not such agreement, arrangement or understanding is also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report), and (ii) a person engaged in business as an underwriter or securities shall not be deemed to be the Beneficial Owner of any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

     Beneficiary shall mean any person or persons designated by a Participant on a form provided by the Committee to receive benefits hereunder in the event of the Participant's death. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be beneficiary designated under the Thrift Plan for the benefits described in Article 4 and the Retirement Plan for the benefits described in Article 5. If no surviving Beneficiary has been designated under the Thrift or Retirement Plans, the Beneficiary shall be the Participant's estate.

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       Board shall mean the Board of Directors of Alumax Inc.

       Change in Control shall mean the occurrence of any of the following events:

       (a) any person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities (a "20% Beneficial Owner"), provided, however, that (i) the term "20% Beneficial Owner" shall not include any Beneficial Owner who has crossed such 20% threshold solely as a result of an acquisition of securities directly from the Company, or solely as a result of an acquisition by the Company of Company securities, until such time thereafter as such person acquires additional voting securities other than directly from the Company and, after giving effect to such acquisition, such person would constitute a 20% Beneficial Owner; and (ii) with respect to any person eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to Company securities (an "Institutional Investor"), there shall be excluded from the number of securities deemed to be beneficially owned by such person a number of securities representing not more than 10% of the combined voting power of the Company's then outstanding securities;

       (b) during any period of two consecutive years beginning after November 15, 1993, individuals who at the beginning of such period constitute the Board of Directors of the Company together with those individuals who first become Directors during such period (other than by reason of an agreement with the Company in settlement of a proxy contest for the election of directors) and whose election or nomination for election to the Board was approved by a vote of at least two thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved (the "Continuing Directors") cease for any reason to constitute a majority of the Board of Directors of the Company;

       (c) the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, or the consummation of any such transaction if stockholder approval is not obtained, other than any such

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              transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (c), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity;

       (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition of all or substantially all the assets of the Company; or

       (e) any other event which the Board of Directors of the Company determines shall constitute a change in Control for purposes of this Plan;

       provided, however, that a Change in Control shall not be deemed to have occurred if one of the following exceptions applies:

       (1) unless a majority of the Continuing Directors of the Company determines that the exception set forth in this paragraph (1) shall not apply, none of the foregoing conditions would have been satisfied but for one or more of the following persons acquiring or otherwise becoming the Beneficial Owner of securities of the
              Company:

            (A) any person who has entered into a binding agreement with the Company, which agreement has been approved by two-thirds (2/3) of the Continuing Directors, limiting the acquisition of additional voting securities by such person, the solicitation of proxies by such person or proposals by such person concerning a business combination with the Company (a "Standstill Agreement");

              (B) any employee benefit plan, or trustee or other fiduciary thereof, maintained by the Company or any subsidiary of the Company;

              (C)    any subsidiary of the Company; or

              (D)    the Company.

       (2) Unless a majority of the Continuing Directors of the Company determines that the exception set forth in this paragraph (2) shall not apply, none of the foregoing conditions would have been satisfied but for the acquisition by the Company of another entity (whether by merger or consolidation, acquisition of stock or assets, or otherwise) in exchange, in whole or in part, for securities of the Company provided that, immediately following such acquisition, the Continuing Directors constitute a majority of the Board of Directors of the Company, or a majority of the board of directors of any other surviving entity, and, in either case, no agreement, arrangement or understanding exists at that time which would cause such Continuing Directors to cease thereafter to constitute a majority of the Board of Directors or of such other board of directors.

       Notwithstanding the foregoing, unless a majority of the Continuing Directors determines otherwise, no Change in Control shall be deemed to have occurred with respect to a particular Participant under this Plan if the Change in Control results from actions or events in which such Participant is a participant in a capacity other than solely as an officer, employee or director of the Company.

       Code shall mean the Internal Revenue Code of 1986, as amended.

       Committee shall mean the Retirement Plan Committee designated in the Retirement Plan.

       Company shall mean Alumax Inc. and any affiliated company designated by the Board whose employees are eligible to participate in the Plan.

       Company Contribution shall mean the contribution made by the Company described in section 4.03.

       Compensation shall mean, for the purposes of Article 4, a Participant's compensation as defined in the Thrift Plan and, for purposes of Article 5, a Participant's compensation as defined under the Retirement Plan, both determined without regard to the limitation imposed by Code Section 401(a)(17).

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        Effective Date shall mean November 15, 1993.

        Participant shall mean each participant in the Thrift Plan whose annual additions (as defined in Code Section 415(c)(2)) in any Plan Year exceed (or would exceed) the limitations imposed by Code Sections 415 (c)(1) or 415(e) or whose contributions to the Thrift Plan are limited by reason of Code Section 401(a)(17) of the Code. In addition, Participant shall mean each participant in the Retirement Plan whose annual benefit during a Plan Year exceeds the limitations imposed by Code Sections 415(b) or 415(e) or whose benefit is limited during such Plan Years by reason of Code Section 401(a)(17). To the extent not otherwise described above, "Participant" shall also mean any employee of the Company who participated in the Prior Plan.

        Participant Account shall have the meaning set forth in Section 4.01 hereof.

        Participant Contribution shall mean the amount of compensation the receipt of which a Participant elects to defer and instead have credited to the Participant's Account pursuant to Article 3 hereof, which election must be made prior to the beginning of the period during which the compensation is earned and for which amounts are contributed. A Participant shall not be entitled to have a Participant Contribution made on his behalf for any Plan Year unless (i) the Participant is precluded under Code Section 415 from making the maximum permissible contribution under Section 4.01 of the Thrift Plan for that Plan Year, or (ii) the Participant's compensation for determining the contributions under Section 4.01 of the Thrift Plan is reduced by reason of Code Section 401(a)(17). However, the maximum Participant Contribution the Participant can make for the Plan Year shall be the difference between (x) 6% of the Participant's compensation (within the meaning of Article 2 of the Thrift Plan, but without regard to the limitation imposed by Code Section 401(a)(17) for the Plan Year), and (y) the Participant's actual contributions for the Plan Year made pursuant to Section 4.01 of the Thrift Plan, except that actual contributions made by a Participant in excess of 6% of the Participant's Compensation (as defined in the Thrift Plan) shall be disregarded for this purpose.

        Plan shall mean the Alumax Inc. Excess Benefit Plan as set forth in this document together with any subsequent amendments hereto.

        Plan Year shall mean the calendar year.

        Prior Plan shall have the meaning set forth in Article 1 hereof.

        Retirement Plan shall mean the Retirement Plan For Salaried Employees of Alumax Inc. and its Subsidiaries effective as of November 15, 1993 and as amended from time to time thereafter.

        Thrift Plan shall mean the Alumax Inc. Thrift Plan For Salaried Employees as effective November 15, 1993 and as amended from time to time thereafter.

        Valuation Date shall mean, for the purposes of Article 4, the Valuation Date under the Thrift Plan and, for purposes of Article 5 the date of the annual actuarial valuation under the Retirement Plan. Valuation Date shall also mean such other dates as the Committee determines are necessary or appropriate, to value the Accounts or accrued benefits of Participants hereunder.

                                  ARTICLE 3
                                PARTICIPATION


3.01    Participation in Excess Thrift Plan Benefits

        Prior to the beginning of each Plan Year, the Committee shall provide to each Participant who is a participant in the Thrift Plan and whose additions or contributions under the Thrift Plan are limited as a result of the application of Code Sections 401(a)(17) or 415 with an election form upon which the Participant may elect to make a Participant Contribution. A Participant may make a Participant Contribution by means of payroll deduction in any whole percentage of not less than 1% nor more than 6% of the Participant's Compensation during any pay period.

        Such election shall remain in effect for the Plan Year or until revoked by the Participant if sooner. Once revoked, a Participant may not make a Participant Contribution to the Plan until the beginning of the next Plan Year.

3.02    Participation in Excess Retirement Plan Benefits

        Any Participant who is a participant in the Retirement Plan and whose benefits under the Retirement Plan are limited as a result of the exceptions applicable to certain Flight Crew Employees who are highly compensated employees (within the meaning of Code Section 414(q)) under Sections 1.27 and 3.02 of the Retirement Plan and the application of Code Sections 401(a)(17) or 415 shall commence participation in this Plan effective as of the first day of the Plan Year during which any such limitation first applies.

                                  ARTICLE 4
                         EXCESS THRIFT PLAN BENEFITS

4.01    Participant Accounts

        The Committee shall establish an Account for each Participant (a "Participant Account") which shall be credited with the Participant's Contributions, the Company Contributions and all adjustments thereto.

4.02    Participant Contributions

        All Participant Contributions made by a Participant since the preceding Valuation Date shall be credited to the Participant's Account as of each Valuation Date. Thereafter, the Participant's Contribution Account shall be adjusted on each Valuation Date by the Committee to reflect the income or loss that would have been credited under the Thrift Plan had the Participant's Contributions been made thereunder.

4.03    Company Contributions

        (a)     Matching of Participant Contributions

                On each Valuation Date, the Participant's Account shall be credited with a Company Contribution determined as follows:

                The Participant's Contributions under this Plan shall be multiplied by 75% and the product shall be the Employer Contribution as of each Valuation Date. In addition, in the event that a Participant made the maximum permitted Pre-Tax Contribution to the Thrift Plan and made no after-tax contributions to the Thrift Plan, the match on the Participant's Pre-Tax Contributions not matched under the Thrift Plan shall be made hereunder and the amount of such unmatched Thrift Plan contributions shall reduce the amount of Participant Contributions hereunder.

                The Company Contribution determined above shall be adjusted as of each subsequent Valuation Date in accordance with rules established by the Committee to reflect the income or loss that would have been credited if the Employer Contribution had been credited to the Participant's Employer Matching Contribution Account pursuant to Section 4.02 of the Thrift Plan on each Valuation Date.

        (b)     Matching of Thrift Plan Contributions

                As of each Valuation Date, the Company shall credit each Participant's Account with the amount by which the Participant's Employer Matching Contribution Account under the Thrift Plan is reduced on such Valuation Date to comply with the requirements of Code Section 415. This Company Contribution shall be adjusted as of each subsequent Valuation Date in

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
                accordance with rules established by the Committee to reflect the income or loss that would have been credited if the employer matching contributions had been credited to the Participant's Account under the Thrift Plan on the Valuation Dates specified in the Thrift Plan.

4.04    Vesting

        A Participant's Account shall become nonforfeitable as follows:

        (a) Contributions by Participants shall be nonforfeitable at all times.

        (b) Company Contributions shall become nonforfeitable in accordance with the Vesting Schedule and Vesting Service rules set forth in the Thrift Plan or upon retirement with the Company's consent, if earlier. For this purpose, Participants shall receive credit for Vesting Service prior to the Effective Date.

        (c) Company Contributions shall become nonforfeitable as of the date of a Change in Control.

        Nothing in this Section shall be deemed to confer upon any Participant rights greater than those of an unsecured general creditor of the Company to payment of benefits hereunder.

4.05    Payment of Benefits

        A Participant shall be entitled to receive payment of his Plan Account from the Company as follows:

        (a) Upon the Participant's retirement with the consent of the Company, the Participant shall receive a single lump sum payment equal to his Participant Account valued as of a Valuation Date selected by the Committee, which shall be no earlier than the Valuation Date immediately preceding or coinciding with the Participant's Retirement Date and no later than the date of distribution.

        (b) In the event of the death of a Participant while employed by the Company, the Participant's Account shall be paid to the Participant's Beneficiary in a single lump sum. The Participant's Account shall be valued as of a Valuation Date selected by the Committee which shall be no earlier than the Valuation Date preceding or coinciding with the Participant's death and no later then the date of distribution.

        (c) In the event of the Participant's termination of employment with the Company for reasons other than retirement
                (with consent) or death, the Participant shall be entitled to receive a distribution of the vested portion of his Account in a single lump sum payment. The Participant's Account shall be valued as of the Valuation Date immediately preceding or coinciding with his termination of employment.

        (d) Upon the occurrence of a Change in Control, each Participant shall be entitled to receive a distribution of his Participant Account in a single lump sum payment. Each Participant's Account shall be valued as of the date of the Change in Control or the Valuation Date coinciding with or immediately preceding the date of distribution, whichever produces the greater Account value.


4.06    Timing of Distributions

        The Company shall make payment to a Participant becoming entitled to receive a distribution of Plan benefits as soon as in administratively feasible, but in no event later than 30 days after the event entitling the Participant to payment.

                                  ARTICLE 5
                       EXCESS RETIREMENT PLAN BENEFITS


5.01    Accrual of Retirement Benefits

        A Participant shall accrue, during each Plan Year, a benefit under the Plan expressed as a monthly payment for the life of the Participant commencing on the Participant's Normal Retirement Date under the Retirement Plan. The benefit accrued under this Plan shall be equal to the excess of (i) the Participant's Accrued Benefit under the Retirement Plan for the Plan Year determined without regard to the exceptions applicable to certain Flight Crew Employees who are highly compensated employees (within the meaning of Code Section 414(q)) under Sections 1.27 and 3.02(e) of the Retirement Plan and Code Sections 401(a)(17) or 415 over (ii) the Accrued Benefit under the Retirement Plan for the Plan Year. A Participant also shall be credited with any benefits accrued under the Prior Plan.

5.02    Surviving Spouse and Child Benefits

        Each Plan Year a Participant shall accrue a surviving spouse and child benefit under this Plan equal to the excess of the Surviving Spouse And Child Allowance which would accrue under Section 4.05 of the Retirement Plan for the Plan Year without regard to the exceptions applicable to certain Flight Crew Employees who are highly compensated employees (within the meaning of Code Section 414(q)) under Sections 1.29 and 3.02(e) of the Retirement Plan and the limitations of Code Sections 401(a)(17) and 415 over the Surviving Spouse And Child Allowance actually accrued under the Retirement Plan for the Plan Year.

5.03    Vesting

        Each Participant's Retirement and surviving spouse and child benefits shall be nonforfeitable under this Plan to the extent the Participant's accrued benefit is nonforfeitable under the Retirement Plan. However, all Participants' retirement and surviving spouse benefits shall become nonforfeitable upon a Change in Control regardless of whether such benefits are nonforfeitable under the Retirement Plan.

5.04    Payment of Benefits

        (a) Upon a Participant's termination of employment with the Company, the Company shall commence payment to the Participant of Excess Retirement Plan benefits accrued hereunder in the same form and at the same time as the Participant receives his Retirement Allowance under the Retirement Plan. To the extent that the Participant's Retirement Income under the Retirement Plan is subject to actuarial or other adjustment to reflect the timing of commencement or form of benefit payment, the Participant's benefit under this Plan shall be subject to the same adjustments applied on the basis of the same actuarial assumptions.

       (b) In the event that a Participant dies while employed by the Company, the Company shall pay to the Participant's surviving spouse or child the surviving spouse and child benefits accrued hereunder in the same form and at the same time as the surviving spouse or child receives his Surviving Spouse And Child Allowance under the Retirement Plan. To the extent that the Surviving Spouse And Child Allowance is subject to actuarial or other adjustments to reflect the time of commencement or form of benefit payment under the Retirement Plan, the Participant's benefit under this Plan shall be subject to the same adjustments applied on the basis of the same actuarial assumptions.

       (c) If the lump sum value of the benefits payable to a Participant or his Beneficiary, determined in accordance with the actuarial assumptions specified in the Retirement Plan, is less than $50,000, then such lump sum amount shall be paid to such Participant or Beneficiary as soon as administratively feasible but in no event more than 30 days after the date such benefits would otherwise have commenced.

5.05 Changes in Beneficiaries

       A Participant who elects a survivor annuity may change his Beneficiary at any time prior to his death. However, payments to the new Beneficiary shall be made in the amount and for the life expectancy (determined at the commencement of payments to the Participant) of the Beneficiary named by the Participant at the time payments to the Participant commenced hereunder. The Committee may, in its discretion, permit a Beneficiary to elect to receive a lump sum distribution of payments hereunder, determined in accordance with the actuarial assumptions specified in the Retirement Plan.

                                   ARTICLE 6
                               GENERAL PROVISIONS


6.01   Funding

       All amounts payable in accordance with this Plan shall constitute a contractual general unsecured obligation of the Company. Such amounts, as well as any administrative costs relating to the Plan, shall be paid out of the general assets of the Company. The amounts provided by this Plan shall be paid from each Company's general assets or by such other means as the Company deems advisable. A Participant shall have no title to or beneficial interest in any assets set aside or acquired by a Company to fund its obligations hereunder prior to its due date and to the extent a Participant acquires the right to receive a payment from the Company under this Plan, such right shall be no greater than that of an unsecured general creditor of the Company.

6.02   Modification, Amendment, Etc.

       The Board of Directors reserves the right to modify, amend in whole or in part, discontinue benefit accrual under, or terminate the Plan at any time. However, no modification or amendment shall be made to Section
       6.03 and no modification, discontinuance, amendment or termination shall adversely affect the right of any Participant to receive the benefits accrued and the balance to the credit of such Participant's Account as of the date of such modification, discontinuance, amendment or termination, or the timing of receipt of such benefits.

6.03   Termination and Discontinuance

       If the Company terminates the Plan, Participants shall continue to vest in their accrued benefits and their Accounts in accordance with Sections
       4.04 and 5.03, and benefits under the Plan shall be paid in the manner and at the times indicated in Articles 4 and 5, unless the Board of Directors determines, in its sole and absolute discretion, that Participants will be fully vested in their Accounts, in which case benefits under the Plan shall be paid within 30 days of such determination. If benefit accruals have been discontinued under the Plan, the Company may recommence such accruals at any time by appropriate action.

6.04   Administration and Interpretation

       The Committee shall have sole power and authority to construe, interpret and administer the Plan. Any interpretation of the Plan by the Committee or any administrative act by the Committee shall be final and binding on all Participants. All rules relating to the conduct of business by the Committee under the Retirement and Thrift Plans shall also apply to the Committee in administering this Plan.

6.05   Appointment of Subcommittees

       The members of the Committee may appoint from their number such committees with such powers as they shall determine, may authorize one or more of their number or any agent to execute or deliver any instrument or instruments on their behalf, and may employ such counsel, agents and other services as they may require in carrying out their duties. The Committee shall, from time to time, maintain or cause to be maintained all records which it shall deem necessary for purposes of the Plan.

6.06   No Contract of Employment

       The establishment of the Plan shall not be construed as conferring any legal rights upon any person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any employee and to treat him without regard to the effect which such treatment might have upon him as a Participant in the Plan.

6.07   Facility of Payment

       In the event that the Committee shall find that a Participant is unable to care for his affairs because of illness or accident, the Committee may direct that any benefit payment due him, unless claim shall have been made therefor by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides, and any such payment so made shall be a complete discharge of the liabilities of the Company and the Plan therefor.

6.08   Withholding of Taxes

       The Company shall deduct from each payment to be made under the Plan and the Trust such income or other taxes as are required to be withheld under applicable law.

6.09   Nonalienation

       No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so by any Participant or creditor thereof shall be void, nor shall any such benefit be in any manner liable for or subject to garnishment, attachment, execution or levy, or liable for or subject to the debts, contracts, liabilities, engagements or torts of a Participant.

6.10   Construction

       (a) The Plan shall be construed, regulated and administered under the laws of the State of Georgia to the extent not preempted by ERISA or other federal law.

       (b) When used herein, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural, where appropriate.

6.11   Defined Terms

       Capitalized terms which are not otherwise defined in this Plan shall have the same meaning as set forth in the Thrift Plan and the Retirement Plan.


       IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of November 15, 1993.

                                   ALUMAX, INC.



                                   By: /s/ John A. Brader
                                       --------------------------------

[CORPORATE SEAL]                   Title: Vice President
                                          -----------------------------

Attest:                            Date:  12-27-93
       ------------------------         -------------------------------


                                   PARTICIPATING COMPANIES

                                   [List]


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